Exhibit 10.3

INDEPENDENT AUDITORS’ CONSENT

We consent to the use of our report dated July 30, 2002 (October 18, 2002 as to Notes 26,28,30 and 31), in this Form 20-F to be filed on December 30, 2002 and incorporated by reference into File Nos. 33-43799, 33-71446, 33-86358, 33-89584, 333-4962, 333-6324, 333-6896, 333-7466, 333-10338, 333-10624, 333-12878, 333-8246, 333-13556 and 333-51434-1.

/s/    Deloitte & Touche

Deloitte & Touche

London, England.
December 20, 2002